# 4Q23 Earnings Presentation

Reinsurance Group of America, Incorporated

02.01.2024

# Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the "Company"). Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long-Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A - "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

# Use of Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the "Company") discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company's results of operations, financial statements and the underlying profitability drivers and trends of the Company's businesses by excluding specified items which may not be indicative of the Company's ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company's financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1. **Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share.** The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. Adjusted operating income is calculated as net income available to the Company's shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, any of which can be volatile and may not reflect the underlying performance of the Company's businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company's ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company's management incentive programs.
2. **Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items.** Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company's results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company's assumption reviews on business subject to the Financial Accounting Standards Board's Accounting Standards Update No. 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts" and related amendments, reflected in future policy benefits remeasurement gains or losses.
3. **Adjusted operating revenue.** This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. **Shareholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), shareholders' average equity position excluding AOCI, and book value per share excluding the impact of AOCI.** The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company's businesses on shareholders' equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders' average equity position excluding AOCI and notable items.
5. **Adjusted operating return on equity.** This measure is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company's management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

# Fourth Quarter Key Messages

## Strong overall performance and momentum

- Q4 adjusted operating income of **$4.73**[1] per diluted share
- Trailing twelve months adjusted operating ROE excluding notable items of **14.4%**[1]
- Strong Financial Solutions results across all regions and product lines
- Continued strong new business momentum
- Very strong capital deployment into in-force transactions

## Active and balanced capital management

- Capital deployment of **$346 million** for the quarter into in-force transactions
- Total shareholder capital returns of **$106 million**; **$50 million** in share repurchases and **$56 million** in dividends
- Excess capital of **$1.0 billion**; very attractive transaction pipelines
- Successfully launched Ruby Re, a Missouri-domiciled third-party reinsurance company

## Favorable investment results

- Rising portfolio book yield supporting higher income
- New money rates of **6.65%**
- Variable investment income modestly above expectations
- Minimal impairments

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

RGA

# 2023 Full Year Key Messages

## Very strong performance

- Record adjusted operating income of **$19.88**[1] per diluted share
- Adjusted operating ROE, excluding notable items of **14.4%**[1]
- Value of LDTI business of approximately **$27 billion**, an increase of **$3 billion** for the year
- Record value of new business added
- Record capital deployment of **$933 million** into in-force transactions
- Favorable overall underwriting experience and investment results

## Favorable outlook

- Strong business momentum continuing across markets and product lines
- Increased earnings run rate and ROE target to **12%-14%**[1]
- Earnings per share growth of **8%-10%**[1]
- Broad public and private asset platform, experienced leadership, well-positioned to manage through cycles

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

# Consolidated Results

Earnings strength; active and balanced capital management

## Quarterly adjusted operating EPS[1]



$4.60
$4.73
$3.91
$4.73
4Q22
4Q23
4Q22 ex Notable Items
4Q23 ex Notable Items

## Full year adjusted operating EPS[1]



$13.69
$19.88
$16.40
$19.88
2022
2023
2022 ex Notable Items
2023 ex Notable Items

## Trailing 12 month adjusted operating ROE[1]



10.5%
14.5%
12.5%
14.4%
2022
2023
2022 ex Notable Items
2023 ex Notable Items

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

# Q4 Results by Segment

| Pre-tax Adjusted Operating Income (Loss), excluding notable items[1] | 4Q23 | 4Q22 |
|---|---|---|
| U.S. and Latin America Traditional | $25 | $108 |
| U.S. and Latin America Asset-Intensive | $81 | $77 |
| U.S. and Latin America Capital Solutions | $20 | $24 |
| Canada Traditional | $20 | $42 |
| Canada Financial Solutions | $6 | $9 |
| EMEA Traditional | $8 | $3 |
| EMEA Financial Solutions | $112 | $59 |
| APAC Traditional | $71 | $58 |
| APAC Financial Solutions | $66 | $38 |
| Corporate and Other | $(23) | ($92) |
| Total | $386 | $326 |

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Note: Uncapped cohorts are cohorts with a net premium ratio under 100%, Capped cohorts are cohorts with a net premium ratio equal to or greater than 100%, Floored cohorts are cohorts with reserves floored at zero as reserves cannot be negative.

- **U.S. and Latin America:** Traditional results reflected favorable Group and Individual Health experience and slightly unfavorable experience and client reporting adjustments in Individual Life, which had a larger unfavorable financial impact due to mix of experience in uncapped and capped cohorts; Asset-Intensive results reflected continued strong investment spreads; Capital Solutions results were in line with expectations
- **Canada:** Traditional results reflected unfavorable claims experience on Group business and unfavorable impacts from a one-time item; Financial Solutions results reflected favorable longevity experience
- **EMEA:** Traditional results reflected unfavorable mortality experience in the U.K., partially offset by new business in Continental Europe; Financial Solutions results reflected favorable longevity and other experience
- **APAC:** Traditional results reflected favorable underlying claims experience; Financial Solutions results reflected higher investment spreads and strong new business
- **Corporate:** Losses were favorable compared to the quarterly average run rate, primarily due to higher investment income

# 2023 Results by Segment

| Pre-tax Adjusted Operating Income (Loss), excluding notable items[1] | 2023 | 2022 |
|---|---|---|
| U.S. and Latin America Traditional | $330 | $317 |
| U.S. and Latin America Asset-Intensive | $348 | $301 |
| U.S. and Latin America Capital Solutions | $81 | $144 |
| Canada Traditional | $104 | $109 |
| Canada Financial Solutions | $30 | $31 |
| EMEA Traditional | $27 | $59 |
| EMEA Financial Solutions | $321 | $230 |
| APAC Traditional | $371 | $269 |
| APAC Financial Solutions | $212 | $161 |
| Corporate and Other | $(128) | ($162) |
| Total | $1,696 | $1,459 |

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
Note: Uncapped cohorts are cohorts with a net premium ratio under 100%, Capped cohorts are cohorts with a net premium ratio equal to or greater than 100%, Floored cohorts are cohorts with reserves floored at zero as reserves cannot be negative.

- **U.S. and Latin America:** Traditional results reflected favorable in-force management actions, the impact of higher yields and favorable Individual Health and Group experience; Individual Life experience was favorable, however, the mix of experience between uncapped and capped cohorts led to unfavorable financial impacts; Asset-Intensive results reflected continued strong investment spreads; Capital Solutions results were in line with expectations
- **Canada:** Traditional results reflected unfavorable Group claims experience; Financial Solutions results reflected favorable longevity experience
- **EMEA:** Traditional results reflected unfavorable mortality experience, primarily in the U.K.; Financial Solutions results reflected favorable longevity experience and other experience
- **APAC:** Traditional results reflected favorable claims experience and strong new business; Financial Solutions results reflected higher investment spreads and strong new business
- **Corporate:** Losses were favorable compared to the expected run rate, primarily due to higher investment income

# Premium Growth

Good momentum

## Traditional premium growth



6.8%
5.2%
3.3%
3.0%
6.1%
4.0%
6.7%
3.3%
5.9%
4.9%
2019
2020
2021
2022
2023
Traditional Reported
Traditional Constant Currency

| Premiums[1] | 2023 | 2022 | % Change | Constant Currency % Change[2] |
|---|---|---|---|---|
| U.S. and Latin America Traditional | $7,023 | $6,590 | 6.6% | 6.4% |
| Canada Traditional | $1,215 | $1,219 | -0.3% | 3.4% |
| EMEA Traditional | $1,775 | $1,736 | 2.2% | 3.0% |
| APAC Traditional | $2,785 | $2,650 | 5.1% | 7.6% |
| **Total Traditional** | **$12,798** | **$12,195** | **4.9%** | **5.9%** |
| Global Financial Solutions[3] | $2,287 | $883 | 159.0% | 160.6% |
| **Total** | **$15,085** | **$13,078** | **15.3%** | **16.3%** |

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $126 million.
[3] The increase is primarily due to single premium pension risk transfer transactions completed in 2023.

# Non-Spread Investment Results

## Investment yield[1]

- Steady income supported by diversified portfolio
- Value opportunities and yield environment support portfolio yield



4.45%
4.71%
4.42%
4.72%
4.86%
4.14%
4.45%
4.43%
4.51%
4.60%
4Q22
1Q23
2Q23
3Q23
4Q23
Reported
Excluding VII

## New money rate[2,3]

- Q4 new money rate rose to **6.65%**, reflecting higher allocation to private assets in the quarter



5.44%
5.56%
6.09%
6.31%
6.65%
4Q22
1Q23
2Q23
3Q23
4Q23

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q4 equaled $37.2 billion.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and funding agreement-backed notes purchases.
[3] Correction to 4Q22 new money rate increased the rate 0.39% due to prior misclassification of referenced portfolios.

# Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: 94% investment grade rated; high yield is primarily BB rated
- Capitalizing on attractive opportunities in private lending and structured products, as well as public investment-grade credits aligned to liabilities
- Strong credit performance; total impairments and allowances of $9 million

### Asset allocation[1,3]


$81.9B
69.7%
9.0%
6.9%
4.2%
3.9%
3.2%
1.5%
1.4%
0.2%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
High Yield Bonds
Short-Term/Cash Equivalents
LPs/Real Estate JVs
Policy Loans
Other Invested Assets
Equity Securities

### Fixed maturity securities credit rating[1,2]


$60.5B
64.1%
30.2%
4.9%
0.8%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] As of December 31, 2023.
[2] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g., "BBB" includes "BBB+", "BBB", and "BBB-").
[3] $2.4 billion of assets supporting funds withheld liability.

# Commercial Mortgage Loans (CML)

- Experienced internal team has managed through multiple real estate cycles; utilizes downcycle playbook
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV) of less than 58%; significant borrower equity ahead of our investment, reviewed at least annually
  - Debt service coverage ratio (DSCR) average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered scheduled maturity profile, coupled with amortization, reduces maturity default risk
    - 4% expected maturities in 2024
    - 7% expected maturities in 2025
    - 10% expected maturities in 2026
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 63%
  - No traditional malls in retail portfolio

Commercial mortgage investment by property type[1]



5.5%
1.8%
12.2%
32.6%
$7.5B
22.9%
25.0%
Retail
Industrial
Office
Multi-Family
Hotel
Other

Commercial mortgage investment by NAIC rating[1]



1.4%
0.2%
2.6%
38.0%
$7.5B
57.8%
CM1
CM2
CM3
CM4
CM7

High quality, well-diversified by geography and property type

[1] As of December 31, 2023.

# CML Office Loan Exposure

- Office loan portfolio is primarily suburban focused
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSAs)
- Manageable near-term office loan maturities
  - 2024: $145 million
  - 2025: $122 million
  - 2026: $291 million

## Portfolio metrics[1]

| LTV | DSCR | Average loan size |
|---|---|---|
| 63% | 1.85x | ~$11 M |



Book value ($ millions)
$145
$122
$291
$233
$269
2024
2025
2026
2027
2028
Book value of office portfolio maturing by year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of December 31, 2023.

# Capital and Liquidity

## Capital

- Strong capital position
- Excess capital position of $1.0 billion

## Leverage ratios

- Leverage ratios within our targeted ranges

## Ample liquidity

- Strong level of liquidity
- Access to $850 million syndicated credit facility and other sources



$ in billions
LDTI
$11.4
$12.6
$12.3
$13.0
$14.0
2019
2020
2021
2022
2023
RGA Inc.'s Equity ex-AOCI [1]
Debt
Hybrids



LDTI
16.3%
26.0%
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.6%
32.3%
2019
2020
2021
2022
2023
Debt to Total Capital
Debt + Hybrids to Total Capital



$ in billions
$1.4
$3.4
$2.9
$2.9
$3.0
2019
2020
2021
2022
2023
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts.*

# Capital Management

## Strong deployment

- Managing capital over the long-term
- Record year in deploying capital into in-force transactions, adding expected long-term value to RGA



$ in millions
$708
$465
$80
$163
$494
$159
$153
$182
$833
$543
$96
$194
$710
$430
$75
$205
$1,352
$933
$200
$219
2019
2020
2021
2022
2023

## Balanced approach

- Priority to deploy capital into organic growth and in-force transactions
- Return capital to shareholders through dividends and share repurchases

2019-2023 excess capital deployed



23%
15%
62%

Shareholder dividends  Share buybacks  In-force and other transactions

Active and balanced capital management over time

# Long-Term Business, Long-Term Success

- A global leader, differentiated market position
- Diversified platform, well-balanced risk profile
- Disciplined underwriter, proactive risk manager
- Long-term focused investment strategy balancing risks and returns
- Effective capital management
- Valuable franchise

## Book value per share (ex-AOCI)[1] total return growth[2]


15-Year 10.0% CAGR
10.4% CAGR
$40.36
$146.22
$114.02
$144.01
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1/1/2021
2021
2022
2023
As Reported
Revised for LDTI Accounting Standard

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.

# Value of Business Subject to LDTI

**~$27 billion**

As of December 31, 2023

**~$3 billion**

Increase since 2022

- Substantial expected unrealized underwriting margins exist in the in-force LDTI business across all regions
- Increase primarily due to new business (over $2 billion) written during the year
- The amount does not include significant business not subject to LDTI (e.g., certain asset-intensive and short duration business)
- Values are derived from the estimated cash flows used to determine LDTI reserves, which are reviewed as part of the annual audit
- This measure represents the expected difference between the present value of premiums[1] and present value of claim benefits[2] and treaty allowances[3]
- Calculated on a pre-tax basis using the locked-in LDTI liability discount rates

[1] Present value of premiums = present value of expected gross premiums plus Deferred Profit Liability (DPL).
[2] Present value of claim benefits = present value of expected claim payments less LFPB (before zero floor is applied).
[3] Present value of treaty allowances = present value of future allowances plus related Deferred Acquisition Costs (DAC).

# Updated Financial Targets

| Pre-tax Adjusted Operating Income (Loss)[1] | Investor Day Run Rate | Updated Run Rate | Intermediate Term CAGR |
|---|---|---|---|
| U.S. and Latin America Traditional | $280-310 | $340-380 | 4-7% |
| U.S. and Latin America Financial Solutions | $335-375 | $370-410 | |
| Canada Traditional | $125-140 | $125-135 | 6-9% |
| Canada Financial Solutions | $15-20 | $25-30 | |
| EMEA Traditional | $70-80 | $65-75 | 7-10% |
| EMEA Financial Solutions | $200-225 | $280-310 | |
| APAC Traditional | $280-310 | $325-355 | 10-13% |
| APAC Financial Solutions | $155-165 | $205-225 | |
| Corporate and Other | $(160)-(140) | $(160)-(140) | |
| Total PTAOI | $1,300-1,485 | $1,575-1,780 | 8-10% |
| **ROE Target[2]** | | | **12-14%** |

Well-positioned in global markets with multiple growth drivers

[1] $ in millions.
[2] Targets based on expected adjusted operating income.

RGA

# Appendix

# Pre-Tax Income Reconciliation

| | 4Q23 | 4Q22 |
|---|---|---|
| Pre-tax income[1] | $164 | 381 |
| Investment-related | | |
| Change in allowance for credit losses and impairments | 2 | (5) |
| Net gains/losses on sale of fixed maturity securities | 84 | 33 |
| Change in market value of certain limited partnerships and other | (15) | 1 |
| Derivative-related | | |
| Embedded derivatives[2] | 185 | 69 |
| Change in market value of derivative instruments[3] | (58) | (97) |
| Market risk benefits (net of hedging)[4] | (5) | 2 |
| Tax-related items and other | 29 | 3 |
| Pre-tax adjusted operating income | $386 | $387 |

[1] $ in millions.
[2] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities.
[3] Derivative instruments comprised primarily of non-qualifying hedges and credit derivatives.
[4] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit.

RGA

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | | | |
|---|---|---|---|---|
| In millions | 4Q23 | 4Q22 | YTD 2023 | YTD 2022 |
| **U.S. & Latin America Traditional** | | | | |
| GAAP pre-tax income | $ 30 | $ 114 | $ 318 | $ 195 |
| Capital (gains) losses, derivatives and other, net | (1) | 1 | (1) | - |
| Change in MV of embedded derivatives | (4) | (7) | (4) | (48) |
| Pre-tax adjusted operating income | $ 25 | $ 108 | $ 313 | $ 147 |
| Notable items | - | - | 17 | 170 |
| Pre-tax adjusted operating income excluding notable items | $ 25 | $ 108 | $ 330 | $ 317 |
| **U.S. & Latin America Asset-Intensive** | | | | |
| GAAP pre-tax income | $ (140) | $ (32) | $ 89 | $ 1 |
| Capital (gains) losses, derivatives and other, net | 31 | 34 | 120 | 135 |
| Change in MV of embedded derivatives | 190 | 75 | 161 | 168 |
| Pre-tax adjusted operating income | $ 81 | $ 77 | $ 370 | $ 304 |
| Notable items | - | - | (22) | (3) |
| Pre-tax adjusted operating income excluding notable items | $ 81 | $ 77 | $ 348 | $ 301 |
| **U.S. & Latin America Capital Solutions** | | | | |
| GAAP pre-tax income | $ 20 | $ 24 | $ 81 | $ 144 |
| Pre-tax adjusted operating income | $ 20 | $ 24 | $ 81 | $ 144 |
| Notable items | - | - | - | - |
| Pre-tax adjusted operating income excluding notable items | $ 20 | $ 24 | $ 81 | $ 144 |
| **Canada Traditional** | | | | |
| GAAP pre-tax income | $ 21 | $ 50 | $ 91 | $ 104 |
| Capital (gains) losses, derivatives and other, net | (1) | (3) | - | 4 |
| Pre-tax adjusted operating income | $ 20 | $ 47 | $ 91 | $ 108 |
| Notable items | - | (5) | 13 | 1 |
| Pre-tax adjusted operating income excluding notable items | $ 20 | $ 42 | $ 104 | $ 109 |
| **Canada Financial Solutions** | | | | |
| GAAP pre-tax income | $ 6 | $ 9 | $ 52 | $ 31 |
| Pre-tax adjusted operating income | $ 6 | $ 9 | $ 52 | $ 31 |
| Notable items | - | - | (22) | - |
| Pre-tax adjusted operating income excluding notable items | $ 6 | $ 9 | $ 30 | $ 31 |
| **EMEA Traditional** | | | | |
| GAAP pre-tax income | $ 8 | $ 3 | $ (21) | $ 46 |
| Capital (gains) losses, derivatives and other, net | - | - | 1 | - |
| Pre-tax adjusted operating income | $ 8 | $ 3 | $ (20) | $ 46 |
| Notable items | - | - | 47 | 13 |
| Pre-tax adjusted operating income excluding notable items | $ 8 | $ 3 | $ 27 | $ 59 |
| **EMEA Financial Solutions** | | | | |
| GAAP pre-tax income | $ 106 | $ 56 | $ 301 | $ 182 |
| Capital (gains) losses, derivatives and other, net | 6 | 17 | 54 | 62 |
| Pre-tax adjusted operating income | $ 112 | $ 73 | $ 355 | $ 244 |
| Notable items | - | (14) | (34) | (14) |
| Pre-tax adjusted operating income excluding notable items | $ 112 | $ 59 | $ 321 | $ 230 |

# Reconciliations of Non-GAAP Measures

| Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income | | | | |
|---|---|---|---|---|
| **In millions** | **4Q23** | **4Q22** | **YTD 2023** | **YTD 2022** |
| **Asia Pacific Traditional** | | | | |
| GAAP pre-tax income | $ 70 | $ 100 | $ 372 | $ 194 |
| Capital (gains) losses, derivatives and other, net | 1 | - | 1 | - |
| Pre-tax adjusted operating income | $ 71 | $ 100 | $ 373 | $ 194 |
| Notable items | - | (42) | (2) | 75 |
| Pre-tax adjusted operating income excluding notable items | $ 71 | $ 58 | $ 371 | $ 269 |
| **Asia Pacific Financial Solutions** | | | | |
| GAAP pre-tax income (loss) | $ 122 | $ 109 | $ 113 | $ 46 |
| Capital (gains) losses, derivatives and other, net | (56) | (71) | 99 | 115 |
| Pre-tax adjusted operating income | $ 66 | $ 38 | $ 212 | $ 161 |
| Notable items | - | - | - | - |
| Pre-tax adjusted operating income excluding notable items | $ 66 | $ 38 | $ 212 | $ 161 |
| **Corporate and Other** | | | | |
| GAAP pre-tax income (loss) | $ (79) | $ (52) | $ (236) | $ (225) |
| Capital (gains) losses, derivatives and other, net | 56 | (40) | 108 | 63 |
| Pre-tax adjusted operating loss | $ (23) | $ (92) | $ (128) | $ (162) |
| Notable items | - | - | - | - |
| Pre-tax adjusted operating income excluding notable items | $ (23) | $ (92) | $ (128) | $ (162) |
| **RGA Consolidated** | | | | |
| GAAP pre-tax income | $ 164 | $ 381 | $ 1,160 | $ 718 |
| Capital (gains) losses, derivatives and other, net | 36 | (62) | 382 | 379 |
| Change in MV of embedded derivatives | 186 | 68 | 157 | 120 |
| Pre-tax adjusted operating income | $ 386 | $ 387 | $ 1,699 | $ 1,217 |
| Notable items | - | (61) | (3) | 242 |
| Pre-tax adjusted operating income excluding notable items | $ 386 | $ 326 | $ 1,696 | $ 1,459 |
| GAAP net income available to RGA shareholders | $ 158 | $ 291 | $ 902 | $ 517 |
| Capital (gains) losses, derivatives and other, net | (8) | (20) | 320 | 288 |
| Change in MV of embedded derivatives | 166 | 41 | 112 | 122 |
| Adjusted operating income | $ 316 | $ 312 | $ 1,334 | $ 927 |
| Notable items | - | (46) | - | 184 |
| Adjusted operating income excluding notable items | $ 316 | $ 266 | $ 1,334 | $ 1,111 |

| Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share | | | | |
|---|---|---|---|---|
| **Diluted share basis** | **4Q23** | **4Q22** | **YTD 2023** | **YTD 2022** |
| Earnings-per-share | $ 2.37 | $ 4.29 | $ 13.44 | $ 7.64 |
| Capital (gains) losses, derivatives and other, net | (0.13) | (0.29) | 4.77 | 4.25 |
| Change in MV of embedded derivatives | 2.49 | 0.60 | 1.67 | 1.80 |
| Adjusted operating earnings-per-share | $ 4.73 | $ 4.60 | $ 19.88 | $ 13.69 |
| Notable items | - | (0.69) | - | 2.71 |
| Adjusted operating income excluding notable items | $ 4.73 | $ 3.91 | $ 19.88 | $ 16.40 |

RGA

# Reconciliations of Non-GAAP Measures

**Reconciliation of RGA, Inc. shareholders' equity to RGA, Inc. shareholders' equity excluding AOCI**

| In millions | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|
| RGA, Inc. shareholders' equity | $ 9,081.0 | $ 7,081.0 | $ 8,180.0 | $ 14,352.0 | $ 11,601.7 |
| Less effect of AOCI: | | | | | |
| Accumulated currency translation adjustment | 68.0 | (116.0) | (13.0) | (69.0) | (91.6) |
| Unrealized (depreciation) appreciation of securities | (3,667.0) | (5,496.0) | 3,779.0 | 5,500.0 | 3,298.5 |
| Effect of updating discount rates on future policy benefits | 3,256.0 | 3,755.0 | (4,209.0) | | |
| Change in instrument-specific credit risk for market risk benefits | 3.0 | 13.0 | (7.0) | | |
| Pension and postretirement benefits | (29.0) | (27.0) | (50.0) | (72.0) | (69.8) |
| RGA, Inc. shareholders' equity excluding AOCI | $ 9,450.0 | $ 8,952.0 | $ 8,680.0 | $ 8,993.0 | $ 8,464.6 |

**Reconciliation of RGA, Inc. shareholders' average equity to RGA, Inc. shareholders' average equity excluding AOCI and notable items**

| In millions | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|
| RGA, Inc. shareholders' average equity | $ 7,931 | $ 7,470 | $ 7,764 | $ 12,204 | $ 10,391 |
| Less effect of AOCI: | | | | | |
| Accumulated currency translation adjustment | (30) | (53) | 32 | (153) | (137) |
| Unrealized (depreciation) appreciation of securities | (5,018) | (2,213) | 4,696 | 3,771 | 2,481 |
| Effect of updating discount rates on future policy benefits | 3,774 | 972 | (5,292) | | |
| Change in instrument-specific credit risk for market risk benefits | 10 | 1 | (27) | | |
| Pension and postretirement benefits | (22) | (46) | 67 | (75) | (56) |
| RGA, Inc. shareholders' average equity excluding AOCI | 9,217 | 8,809 | 8,288 | 8,661 | 8,103 |
| Year-to-date notable items, net of tax | 37 | 107 | 56 | - | - |
| RGA, Inc. shareholders' average equity excluding AOCI and notable items | $ 9,254 | $ 8,916 | $ 8,344 | $ 8,661 | $ 8,103 |

**Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE), excluding notable items**

| | 2023 | | 2022 | |
|---|---|---|---|---|
| Trailing twelve months | Income | ROE | Income | ROE |
| Net income available to RGA shareholders | $ 902 | 11.4% | $ 517 | 6.8% |
| Reconciliation to adjusted operating income: | | | | |
| Capital (gains) losses, derivatives and other, net | 432 | | 410 | |
| Adjusted operating income | $ 1,334 | 14.5% | $ 927 | 10.5% |
| Notable items after tax | - | | 184 | |
| Adjusted operating income excluding notable items | $ 1,334 | 14.4% | $ 1,111 | 12.5% |

**Reconciliation of book value per share to book value per share excluding AOCI**

| | 2023 | 2022 | 2021 | 1/1/2021 |
|---|---|---|---|---|
| Book value per share* | $ 138.39 | $ 106.19 | $ 121.79 | $ 100.64 |
| Less effect of AOCI: | | | | |
| Accumulated currency translation adjustment | 1.04 | (1.73) | (0.20) | (1.02) |
| Unrealized (depreciation) appreciation of securities | (55.88) | (82.44) | 56.27 | 82.59 |
| Effect of updating discount rates on future policy benefits | 49.62 | 56.32 | (62.67) | (94.42) |
| Change in instrument-specific credit risk for market risk benefits | 0.05 | 0.19 | (0.10) | 0.53 |
| Pension and postretirement benefits | (0.45) | (0.41) | (0.74) | (1.06) |
| Book value per share excluding AOCI* | $ 144.01 | $ 134.26 | $ 129.23 | $ 114.02 |

*Reflects adoption of LDTI Accounting Standard

| | 2022 | 2021 | 2020 | 2019 | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 62.16 | $ 193.75 | $ 211.19 | $ 185.17 | $ 134.53 | $ 148.48 | $ 110.31 | $ 94.09 |
| Less: Effect of unrealized appreciation (depreciation) of securities | (81.10) | 55.09 | 80.94 | 52.65 | 13.63 | 34.14 | 21.07 | 14.35 |
| Less: Effect of accumulated currency translation adjustments | (2.56) | (0.13) | (1.02) | (1.46) | (2.69) | (1.34) | (2.68) | (2.78) |
| Less: Effect of unrecognized pension and post retirement benefits | (0.40) | (0.74) | (1.06) | (1.12) | (0.80) | (0.78) | (0.67) | (0.71) |
| Book value per share excluding AOCI | $ 146.22 | $ 139.53 | $ 132.33 | $ 135.10 | $ 124.39 | $ 116.46 | $ 92.59 | $ 83.23 |

| | 2014 | 2013 | 2012 | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|---|---|---|
| Book value per share | $ 102.13 | $ 83.87 | $ 93.47 | $ 79.31 | $ 64.96 | $ 49.87 | $ 33.54 | $ 48.70 |
| Less: Effect of unrealized appreciation (depreciation) of securities | 23.63 | 11.59 | 25.40 | 19.35 | 8.88 | 1.43 | (7.62) | 5.05 |
| Less: Effect of accumulated currency translation adjustments | 1.19 | 2.93 | 3.62 | 3.13 | 3.48 | 2.80 | 0.35 | 3.43 |
| Less: Effect of unrecognized pension and post retirement benefits | (0.72) | (0.31) | (0.50) | (0.42) | (0.20) | (0.22) | (0.20) | (0.14) |
| Book value per share excluding AOCI | $ 78.03 | $ 69.66 | $ 64.95 | $ 57.25 | $ 52.80 | $ 45.86 | $ 41.01 | $ 40.36 |

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